Intangible assets, net	12 Months Ended
Dec. 31, 2022
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible assets, net

Note 9 – Intangible assets, net

Intangible assets consisted of the following:

	As of December 31, 2022	As of December 31, 2021

Customer relationships	$650,102	$646,246
Less: Accumulated amortization	(477,584)	(356,284)
Less: Impairment	(167,787)	-
Exchange rate effect	(4,731)	-
Total intangible assets, net	$-	$289,962

Amortization expense for the years ended December 31, 2022 and 2021 amounted to $115,907 and $162,825, respectively. The management performed quantitative assessment and determined to fully impair the carrying value of intangible assets due to the Company’s limited business development and uncertain surrounding economic environment. For the year ended December 31, 2022, The Company recorded $167,787 impairment loss related to intangible assets.